UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                    September 28, 2005 (September 28, 2005)

                                BLACKROCK, INC.
               (Exact name of registrant as specified in Charter)

      DELAWARE                     001-15305                 51-0380803
      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)              Identification No.)
      incorporation)

40 East 52nd Street, New York, New York                      10022
(Address of principal executive officers)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

            (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(c) On September 28, 2005, BlackRock, Inc. (the "Company") appointed Susan L. Wagner, 44, Chief Operating Officer of the Company. Prior to being named Chief Operating Officer, Ms. Wagner was a Managing Director and Head of the Strategy and Product Development Group of the Company. Ms. Wagner has also served, and will continue to serve, as a member of the Company's Management Committee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BlackRock, Inc.
                                           (Registrant)

Date: September 28, 2005
                                           By: /s/ Robert P. Connolly
                                           ----------------------------------
                                           Robert P. Connolly
                                           Managing Director, General Counsel
                                            and Secretary